Exhibit 10.5

IFT CORPORATION
KEY EMPLOYEE STOCK OPTION PLAN

SECTION I
PURPOSE

IFT CORPORATION (the "Company"), a Delaware corporation, desires to afford certain of its key employees and officers, who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and, thus, to create in such individuals a greater concern for the welfare of the Company and its subsidiaries. The Company, by means of this Key Employee Stock Option Plan (the “Plan”), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. The Options offered herein are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or officer. The Options granted hereunder are intended to be either Incentive Stock Options or Non-Qualified Stock Options.

SECTION II
DEFINITIONS

The terms, as used in this Plan, shall have the meanings provide below:

(a)    Administrator. The Board of Directors of the Company, or a committee established by the Board, designated to administer the Plan, which shall consist of not less than two (2) Non-Employee Directors satisfying the requirements of Rule 16b-3.

(b)    Affiliate. Any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and any entity in which the Company has a significant equity interest.

(c)    Eligible Person. Any employee or officer providing services to the Company or any Affiliate who the Administrator determines to be an Eligible Person.

(d)    Fair Market Value. The closing "bid" price of the common stock, $.01 par value (the “Shares”) on the date in question as quoted on the American Stock Exchange, or any successor national stock exchange on which the Shares are then traded; provided, however, that if on the date in question there is no public market for the Shares and they are neither quoted on the American Stock Exchange nor traded on a national securities exchange, then the Administrator shall, in its sole discretion and best judgment, determine the Fair Market Value.

(e)    Incentive Stock Option. An Option granted under the Plan that is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) or any successor provision.

(f)    Non-Employee Directors. Directors, as such term is defined in Rule 16b-3(b)(3)(I) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), having the qualifications thereunder to satisfy the requirements of Rule 16b-3.

(g)    Non-Qualified Stock Option. An Option granted under the Plan that is not intended nor meets the requirements of Section 422 of the Code or any successor provision.

(h)    Option. An Incentive Stock Option or a Non-Qualified Stock Option.

(i)    Option Agreement. Any written agreement, contract or document evidencing any Option granted under the Plan.

(j)    Optionee. An Eligible Person granted an Option under the Plan.

(k)    Participant. An Eligible Person designated to be granted an Option under the Plan.

(l)    Person. Any individual who is an officer or employee of the Company.

(m)    Rule 16b-3. The Rule 16b-3 promulgated by the Securities and Exchange Commission (the “SEC”) under the Exchange Act, or any successor rule or regulation.

(n)    10% Shareholder. A Participant who owns Shares of the Company or shares of any subsidiary corporation or parent corporation of the Company possessing more than 10% of the Company or subsidiary corporation or parent corporation of the Company.

SECTION III
ADMINISTRATION

The Administrator, subject to the express provisions contained herein and applicable law, shall administer this Plan with full power and authority to:

(a)    designate Participants;

(b)    determine the types of Options (e.g., whether Incentive Stock Options or Non-Qualified Stock Options) to be granted to each Participant under the Plan;

(c)    determine the number of Shares to be covered by each Option;

(d)    determine the terms and conditions of any Option Agreement;

(e)    amend the terms and conditions of any Option Agreement and accelerate the exercisability of Options covered thereunder;

(f)    determine whether, to what extent and under what circumstances Options may be exercised in cash, shares, cancellation of indebtedness of the Company owing to the Optionee, other securities, other property, or any combination thereof, or canceled, forfeited or suspended;

(g)    determine whether, to what extent and under what circumstances Options shall be deferred either automatically or at the election of the holder thereof or the Administrator;

(h)    interpret and administer the Plan and any instrument or Option Agreement relating to, or Option granted under the Plan;

(i)    establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(j)    make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Option granted under the Plan and any employee of the Company or any Affiliate.

SECTION IV
AVAILABLE SHARES SUBJECT TO OPTION

The Shares underlying the Options granted pursuant to this Plan are subject to the following provisions:

(a)    Shares Available. The total number of Shares for which Options may be granted pursuant to the Plan shall be 825,000 Shares in the aggregate, subject to adjustments as provided in Section 4(c). If any Shares covered by an Option or to which an Option relates are not purchased or are forfeited, or if an Option otherwise expires, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Option, to the extent of any such forfeitures or terminations, shall again be available for Options under the Plan.

(b)    Accounting for Shares Covered by an Option. For purposes of this Section 4, the number of Shares covered by an Option shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan.

(c)    Adjustments. In the event that the Administrator shall determine that any dividend or other distribution (whether in the form of cash, shares, other securities or other property), re-capitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or other similar rights to purchase shares or other securities of the Company or other similar corporation transaction or event affects the Shares subject to Option grants under the Plan such that an adjustment is determined by the Administrator to be appropriate in order to prevent unjust dilution or unjust enrichment of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(1)    the number of Shares which may thereafter be made the subject of Options;

(2)    the number of Shares subject to outstanding Option awards; and

(3)    the purchase or exercise price with respect to any Option, provided, however, that the number of Shares covered by an Option or to which such Option relates shall always be a whole number.

(d)    Incentive Stock Options. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 525,000 Shares subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provisions.

SECTION V
ELIGIBILITY

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Option and the terms of any Option, the Administrator may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Administrator, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full time employees (which term as used herein includes, without limitation, officers who are also employees) and shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION VI
OPTION AWARDS

The Administrator is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Administrator shall determine:

(a)    Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Administrator, provided, however, that such purchase price shall not be less than ninety percent (90%) of the Fair Market Value of a Share on the date of grant of such Option, provided further, any Option granted to a Participant who, at the time such Option is granted, is an officer of the Company, the purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option, provided further, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Option is granted, is deemed to be a 10% Shareholder, the purchase price for each Share shall be such amount as the Administrator in its best judgment shall determine to be not less than one hundred and ten percent (110%) of the Fair Market Value per Share at the date the Incentive Stock Option is granted. In determining stock ownership of a Participant for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Administrator may rely on representations of fact made to it by the Participant and believe it to be true.

(b)    Option Term. The term of each Option shall be fixed by the Administrator which in any event shall not exceed a term of ten (10) years from the date of the grant, provided, however, that the term of any Incentive Stock Option granted to any 10% Shareholder shall not be exercisable after the expiration of five (5) years from the date such Incentive Stock Option was granted.

(c)    Maximum Grant of Incentive Stock Options. The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Shares subject to an Incentive Stock Option (when first exercisable) granted to a Participant by the Administrator in any calendar year shall not exceed one hundred thousand dollars ($100,000.00).

(d)    Time and Method of Exercise. Subject to the provisions of the Plan, the Administrator shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods which shall consist of cash, shares, cancellation of indebtedness of the Company owing to the Optionee, other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price may be made or deemed to have been made.

(e)    Vesting of Options. Unless otherwise stated in the Option, Options granted to participants shall either vest immediately on grant or shall vest over time in the Administrator’s discretion. All Options under the Plan shall be required to be vested prior to exercise and if the entire option is not fully vested at the time of exercise, only that portion of the option that is vested shall be exercisable.

(f)    Limits on Transfer of Options. No Option shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution, except by gift to family members which is not otherwise specifically proscribed by the Administrator in its discretion; provided, however, that, if so determined by the Administrator, a Participant may, in the manner established by the Administrator, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any Shares purchased with respect to any Option upon the death of the Participant. Each Option shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Option or Shares underlying any Option shall be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(g)    Restrictions and Securities Exchange Listing. All certificates for Shares delivered upon the exercise of Options shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a national securities exchange, the Company shall not be required to deliver any Shares covered by an Option unless and until such Shares have been admitted for trading on such securities exchange.

(h)    Option Status upon Termination of Employment. Options held by a Participant upon Termination of employment shall be subject to the following provisions:

(1)    Upon termination of the employment of any Participant, an Option previously granted to the Participant, unless otherwise specified herein or by the Administrator in the Option, shall, to the extent not theretofore exercised, not terminate or become null and void:

(i)    If the Participant shall die while in the employ of the Company or during the one (1) year period, whichever is applicable, specified in clause;(ii) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such Person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than fifteen (15) months from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares specified by the Administrator in such Option; and

(iii)    If the employment of any Participant to whom a vested Option shall have been granted shall terminate by reason of the Participant's retirement (at such age upon such conditions as shall be specified by the Board of Directors), disability (as described in Section 22(e) of the Code) or dismissal by the Company other than for cause (as defined below), and while such Participants entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Administrator in such Option, at any time up to one (1) year from the date of termination of the Optionee's employment by reason of retirement or dismissal other than for cause or disability, provided, that if the Optionee dies within such twelve (12) month period, subclause (i) above shall apply.

(2)    If a Participant voluntarily terminates his or her employment or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Administrator in the Option, forthwith terminate with respect to any unexercised portion thereof.

(3)    If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Participant, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any such person, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

(4)    For all purposes of the Plan, the term "for cause" shall mean:

(i)    With respect to a Participant who is a party to a written employment agreement with the Company, as the case may be, which contains a "for cause" definition or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements; or

(ii)    In all other cases, as determined by the Administrator in its sole discretion, that one or more of the following has occurred:

(A)    any failure by a Participant to substantially perform his or her employment duties which shall not have been corrected within thirty (30) days following written notice thereof;

(B)    any engaging by such Participant in misconduct or, in the case of an officer Participant, any failure or refusal by such officer Participant to follow the directions of the Company's Board of Directors or Chief Executive Officer of the Company which, in either case, is injurious to the Company or any Affiliate;

(C)    any breach by a Participant of any obligation or
specification contained in the instrument pursuant to which an Option is granted; or

(D)    such Participant's conviction or entry of a plea of nolo contendere in respect of any felony, or of a misdemeanor which results in or is reasonably expected to result in economic or reputational injury to the Company or any of its Affiliates.

SECTION VII
AMENDMENTS, TERMINATION AND ADJUSTMENTS

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

(a)    Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Option, without approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(1)    would cause Rule 16b-3 to become unavailable with respect to the Plan;

(2)    would violate the rules or regulations of any national securities exchange on which the Shares of the Company are traded or the rules or regulations of the National Association of Securities Dealers, Inc. that are applicable to the Company; or

(3)    would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

(b)    Amendments to Option Grants. The Administrator may waive any conditions or rights of the Company under any outstanding Option grant, prospectively or retroactively. The Administrator may not amend, alter, suspend, discontinue or terminate any outstanding Option grant, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

(c)    Correction of Defects, Omissions and Inconsistencies. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into affect.

(d)    This Plan was originally established as the 2000 Stock Purchase and Option Plan, which was approved by the shareholders of the Company on June 20, 2000. The Administrator amended the 2000 Stock Purchase and Option Plan, effective December 31, 2004, to change its name to the “Key Employee Stock Option Plan”, combine its terms and conditions with the 2002 Stock Option Plan, and eliminate consultants and directors as Eligible Persons under the Plan, for administrative convenience. The 2002 Stock Option Plan was approved by the shareholders on May 28, 2002.

SECTION VIII
INCOME TAX WITHHOLDING AND TAX BONUSES

The exercise of Options and issuance of the underlying Shares under this Plan, are subject to the following:

(a)    Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise of any Option, the Administrator, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by:

(1)    electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of any Option with a Fair Market Value equal to the amount of such taxes, or

(2)    delivering to the Company Shares other than the shares issuable upon exercise of the applicable Option with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b)    Tax Bonuses. The Administrator, in its discretion, shall have the authority, at the time of grant of any Option under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise, and shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION IX
EFFECTIVE DATE AND TERM

The effective date and term of this Plan are as follows:

(a)    Effective Date. The effective date of this Plan shall be July 1, 2000.

(b)    Term of Plan. Unless the Plan shall have been discontinued or terminated as provided for in the provisions of this Plan, the Plan shall terminate on June 30, 2010. No Option shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option, any Option theretofore granted may extend beyond the termination of the Plan, and the authority of the Administrator provided for hereunder with respect to the Plan and any Option grants, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

SECTION X
GENERAL PROVISIONS

The general provisions applicable to this Plan are as follows:

(a)    No Rights to Option Grants. No Eligible Person, Participant or other Person shall have any claim to be granted an Option under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Options granted under the Plan. The terms and conditions of Options need not be the same with respect to any Participant or with respect to different Participants.

(b)    Option Agreements. No Participant will have rights under an Option granted to such Participant unless and until a written Option shall have been duly executed on behalf of the Company. Each Option shall set forth the terms and conditions of the Option as granted to a Participant consistent with the provisions of this Plan.

(c)    Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)    No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option.

(e)    Governing Law. The validity, construction and effect of the Plan or any Option granted hereunder, and any rules and regulations relating to the Plan or any Option granted hereunder, shall be determined in accordance with the laws of the State of Delaware except to the extent preempted by Federal law.

(f)    Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Option under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the purpose or intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction or Option, and the remainder of the Plan or any Option shall remain in full force & effect.

(g)    Section Headings. The section headings included herein are only for convenience, and they shall have no effect on the interpretation of the Plan.

IN WITNESS WHEREOF, this Plan has been duly executed at Deerfield Beach, Florida on this 31st day of December 2004.

IFT CORPORATION

Michael T. Adams
CEO

EXHIBIT

OPTION

THE BOARD OF DIRECTORS of the IFT Corporation (the "Company") have authorized and approved the Key Employee Stock Option Plan (the "Plan"). This Plan provides for the grant of Options to employees and officers of the Company. Unless otherwise provided herein all defined terms shall have the respective meanings ascribed to them under the Plan.

1.    GRANT OF OPTION. Pursuant to authority granted to it under the Plan, the Administrator responsible for administering the Plan hereby grants to you, as an employee or officer of the Company and as of ________, _______ ("Grant Date"), the following Option ___________. Each Option permits you to purchase one share of the Company's common stock, $.01 par value per share ("Shares").

2.    CHARACTER OF OPTIONS. Pursuant to the Plan, Options granted herein may be Incentive Stock Options or Non-Qualified Stock Options, or both. To the extent permitted under the Plan and by law, such Options shall first be considered Incentive Stock Options.

3.    EXERCISE PRICE. The Exercise Price for each Non-Qualified Stock Option granted herein to employees or officers shall be $_______ per Share, and the exercise price for each Incentive Stock Option granted herein shall be $ _______ per Share, except that an Incentive Stock Option granted to a 10% Shareholder shall be $_______ per Share. It is agreed and determined by the Administrator that the Fair Market Value of the Shares subject to the Options herein on the date of grant is $________ per Share.

4.    PAYMENT OF EXERCISE PRICE. Options represented hereby may be exercised in whole or in part by delivering to the Company your payment of the Exercise Price of the Option so exercised in cash, Shares, cancellation of indebtedness of the Company owing to the Optionee, or in such form permitted under the Plan, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price of the relevant Option being exercised.

5.    TERMS OF OPTIONS. The term of each Option granted herein shall be for a term of up to ______ (___) years from the Grant Date, provided, however, that the term of any Incentive Stock Option granted herein to an Optionee who is at the time of the grant, the owner of 10% or more of the outstanding Shares of the Company, shall not be exercisable after the expiration of five (5) years from the Grant Date.

6.    LIMITS ON TRANSFER OF OPTIONS. The Option granted herein shall not be transferable by you otherwise than by will or by the laws of descent and distribution, except for gifts to family members subject to any specific limitation concerning such gift by the Administrator in its discretion; provided, however, that you may designate a beneficiary or beneficiaries to exercise your rights and receive any Shares purchased with respect to any Option upon your death. Each Option shall be exercisable during your lifetime only by you or, if permissible under applicable law, by your legal representative. No Option herein granted or Shares underlying any Option shall be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

7.    TERMINATION OF EMPLOYMENT. If your employment is terminated with the Company, your Option and/or any unexercised portion, shall be subject to the provisions below:

(a)    Upon the termination of your employment with the Company, to the extent not theretofore exercised, your Option shall continue to be valid; provided, however, that:

(i)    If the Participant shall die while in the employ of the Company or during the one (1) year period, whichever is applicable, specified in clause (ii) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such Person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than fifteen (15) months from the date of death, exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares specified by the Administrator in such Option; and

(ii)    If the employment of any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age upon such conditions as shall be specified by the Board of Directors), disability (as described in Section 22(e) of the Code) or dismissal by the Company other than for cause (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Administrator in such Option, at any time up to one (1) year from the date of termination of the Optionee's employment by reason of retirement or dismissal other than for cause or disability, provided, that if the Optionee dies within such twelve (12) month period, subclause (i) above shall apply.

(b)    If you voluntarily terminate your employment, or are discharged for cause, any Options granted hereunder shall forthwith terminate with respect to any unexercised portion thereof.

             (c)    If any Options granted hereunder shall be exercised by your legal representative if you should die or become disabled, or by any person who acquired any Options granted hereunder by bequest or inheritance or by reason of death of any such person written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Options.

(d)    For all purposes of the Plan, the term "for cause" shall mean "cause" as defined in the Plan or your employment agreement with the Company.

8.    RESTRICTION; SECURITIES EXCHANGE LISTING. All certificates for shares delivered upon the exercise of Options granted herein shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a national securities exchange, the Company shall not be required to deliver any Shares covered by an Option unless and until such Shares have been admitted for trading on such securities exchange.

9.    ADJUSTMENTS. If there is any change in the capitalization of the Company affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether by stock dividend, stock split, reclassification or recapitalization of such stock, or because the Company has merged or consolidated with one or more other corporations (and provided the Option does not thereby terminate pursuant to Section 5 hereof), then the number and kind of shares then subject to the Option and the price to be paid therefor shall be appropriately adjusted by the Board of Directors; provided, however, that in no event shall any such adjustment result in the Company's being required to sell or issue any fractional shares. Any such adjustment shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with an appropriate adjustment to the price of each Share or other unit of security covered by this Option.

10.    CESSATION OF CORPORATE EXISTENCE. Notwithstanding any other provision of this Option, upon the dissolution or liquidation of the Company, the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or the sale of substantially all the assets of the Company or of more than 50% of the then outstanding stock of the Company to another corporation or other entity, the option granted hereunder shall terminate; provided, however, that: (i) each option for which no option has been tendered by the surviving corporation in accordance with all of the terms of provision (ii) immediately below shall, within five days before the effective date of such dissolution or liquidation, merger or consolidation or sale of assets in which the Company is not the surviving corporation or sale of stock, become fully exercisable; or (ii) in its sole and absolute discretion, the surviving corporation may, but shall not be so obligated to, tender to any Optionee, an option to purchase shares of the surviving corporation, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of this option

11.    AMENDMENTS TO OPTIONS HEREIN GRANTED. The Options granted herein may not be amended without your consent.

12.    WITHHOLDING TAXES. As provided in the Plan, the Company may withhold from sums due or to become due to you from the Company an amount necessary to satisfy its obligation to withhold taxes incurred by reason of the disposition of the Shares acquired by exercise of the Options in a disqualifying disposition (within the meaning of Section 421(b) of the Code), or may require you to reimburse the Company in such amount.

IFT CORPORATION

(Printed Name)
(Title)

Date